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                                                                   EXHIBIT 10.37

                                CHASE CORPORATION

                EMPLOYEES' SUPPLEMENTAL PENSION AND SAVINGS PLAN

                            EFFECTIVE JANUARY 1, 1994

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                                TABLE OF CONTENTS

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
ARTICLE I             NAME, PURPOSE AND EFFECTIVE DATE............................................................1

   1.01               Name and Purpose............................................................................1
   1.02               Effective Date..............................................................................1

ARTICLE II            DEFINITIONS.................................................................................1

   2.01               Board.......................................................................................1
   2.02               Code........................................................................................1
   2.03               Compensation................................................................................1
   2.04               Effective Date..............................................................................1
   2.05               Employee....................................................................................1
   2.06               Employer....................................................................................1
   2.07               Participant.................................................................................2
   2.08               Plan Administrator..........................................................................2
   2.09               Plan........................................................................................2
                      Savings Plan................................................................................2
   2.10               Pension Plan................................................................................2
   2.11               Savings Plan................................................................................2
   2.12               Supplemental Pension Plan Benefit...........................................................2
   2.13               Supplemental Savings Plan Benefit...........................................................2

ARTICLE III           ELIGIBILITY.................................................................................2

   3.01               Participation...............................................................................2

ARTICLE IV            SUPPLEMENTAL PENSION PLAN BENEFITS..........................................................2

   4.01               Amount of Supplemental Pension Plan Benefits................................................2
   4.02               Distributions Of Supplemental Pension Plan Benefit..........................................3
   4.03               Commencement Of Payment Of Supplemental Pension Plan Benefit................................3
   4.04               Death Benefit...............................................................................3

ARTICLE V             SUPPLEMENTAL SAVINGS PLAN BENEFITS..........................................................3

   5.01               Supplemental Savings Plan Contributions.....................................................3
   5.02               Distributions Of Supplemental Savings Plan Benefits.........................................4
   5.03               Commencement Of Payment Of Supplemental Savings Plan Benefits...............................4
   5.04               Death Benefit...............................................................................5

ARTICLE VI            VESTING.....................................................................................5

   6.01               Vesting.....................................................................................5

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
ARTICLE VII           FUNDING.....................................................................................5

   7.01               Funding.....................................................................................5

ARTICLE VIII          ADMINISTRATION..............................................................................5

   8.01               Duties of the Plan Administrator............................................................5
   8.02               Finality of Decisions.......................................................................6

ARTICLE IX            MISCELLANEOUS...............................................................................6

   9.01               Non-Guarantee Of Employment.................................................................6
   9.02               Rights Under Plan...........................................................................6
   9.03               Amendments/Termination......................................................................6
   9.04               Nonassignability............................................................................6
   9.05               Entire Agreement; Successors................................................................6
   9.06               Successor Company...........................................................................7
   9.07               Governing Law...............................................................................7

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                                    ARTICLE I
                        NAME, PURPOSE AND EFFECTIVE DATE

1.01     NAME AND PURPOSE

         The supplemental pension and savings plan set forth herein shall be known as the Chase Corporation Employees' Supplemental Pension and Savings Plan (the "Plan"). The Plan is established, and shall be maintained, solely for the purpose of providing supplemental pension and savings plan benefits which are not provided under the Pension Plan for Employees of Chase Corporation and the Chase Corporation Deferred Salary Savings Plan for certain Participants. The Plan is unfunded and maintained primarily for the purpose of providing deferred compensation for certain Participants who are highly compensated employees.

1.02     EFFECTIVE DATE

         This Plan shall be effective January 1, 1994. This Plan shall apply to Participants who retire or terminate their employment with the Employer after the Effective Date.

                                   ARTICLE II
                                   DEFINITIONS

When used herein, the following terms defined hereinafter shall have the following meanings unless a different meaning is clearly required by the context of the Plan:

2.01     "BOARD" means the Board of Directors of the Employer.

2.02 "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder, and any provision of future law that amends, supplements, or supersedes such provision.

2.03 "COMPENSATION" means the base compensation (excluding overtime, commissions and bonuses) payable to an Employee by the Employer and reportable to the federal government for income tax purposes on Form W-2, or any form prescribed by the Internal Revenue Service to take its place. Compensation shall also include amounts as shall be contributed pursuant to the Employee's elections pursuant to Section 401(1) of the Code, and amounts treated as employer contributions pursuant to the Employee's elections under Section 125 of the Code.

2.04     "EFFECTIVE DATE" means January 1, 1994.

2.05     "EMPLOYEE" means any person employed by the Employer.

2.06 "EMPLOYER" means Chase Corporation and any subsidiary and/or affiliated corporation which has adopted this Plan.

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2.07     "PARTICIPANT" means an Employee who has been named a Participant in this Plan in the manner set forth in Article III.

2.08 "PLAN ADMINISTRATOR" means Chase Corporation, or its duly authorized representative.

2.09 "PLAN" means Chase Corporation Employees' Supplemental Pension and Savings Plan.

2.10 "PENSION PLAN" means the Pension Plan for Employees of Chase Corporation, as in effect on January 1, 1994 or as amended thereafter from time to time.

2.11 "SAVINGS PLAN" means the Chase Corporation Deferred Salary Savings Plan, as in effect on January 1, 1994 or as amended thereafter from time to time.

2.12     "SUPPLEMENTAL PENSION PLAN BENEFIT" means the benefit payable under
         Article IV of the Plan.

2.13     "SUPPLEMENTAL SAVINGS PLAN BENEFIT" means the benefit payable under
         Article V of the Plan.

                                   ARTICLE III
                                   ELIGIBILITY

3.01     PARTICIPATION

         Any Employee shall become a Participant in the Plan provided:

         (a) he has satisfied the eligibility requirements for participation under the Pension Plan and/or the Savings Plan;

         (b) his Compensation exceeds or exceeded $150,000 indexed pursuant to Section 401(a)(17) of the Code ($150,000 for 1994); and

         (c) the Board. acting upon the recommendation of the Compensation Committee. authorizes his participation in the Plan.

         In order to make contributions or have contributions made on his behalf under Article V. an Employee who becomes a Participant must make an election to defer compensation in the manner provided under Article V.

                                   ARTICLE IV
                       SUPPLEMENTAL PENSION PLAN BENEFITS

4.01     AMOUNT OF SUPPLEMENTAL PENSION PLAN BENEFITS

         A Participant shall be entitled to a benefit under the provisions of this Article if his benefit determined under the provisions of the Pension Plan is less than such benefit would have been if (a) the definition of compensation under the Pension Plan included

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         compensation in excess of Section 401(a)(17) of the Code and/or (b) the limits under Section 415 of the Code did not apply.

         If a Participant's benefit from the Pension Plan is reduced as a result of either or both of the conditions described in the preceding paragraph, the benefit to which the Participant shall be entitled under the Plan shall he determined as follows:

                  (i) The benefit actually payable to the Participant. on or after his normal retirement age under the terms of the Pension Plan shall be calculated.

                  (ii) The benefit which would have been payable under the terms of the Pension Plan if the definition of compensation under the Pension Plan included compensation in excess of Section 401(a)(17) of the Code and if the limits under Section 415 of the Code did not apply shall be calculated.

                  (iii) The result of step (i) shall be subtracted from [he result of step (ii), and the difference, if any, shall be the benefit payable to the Participant.

4.02     DISTRIBUTIONS OF SUPPLEMENTAL PENSION PLAN BENEFIT

         All payments of benefits to Participants and/or their designated beneficiaries under this Article IV shall be made in a lump sum unless the Participant elects a different form of benefit that is offered under the Pension Plan.

4.03     COMMENCEMENT OF PAYMENT OF SUPPLEMENTAL PENSION PLAN BENEFIT

         Benefits shall commence under this Article to a Participant as of the same date that benefits commence to the Participant under the Pension Plan; provided, however, that, in the case of a Participant required to commence benefit payments under the Pension Plan pursuant to Section 401(a)(9) of the Code, benefits shall not commence under this Article until the Participant actually retires.

         Any reductions for the commencement of benefits prior to the Participant's normal retirement age under the Pension Plan shall also apply to the payment of benefits under this Article.

4.04     DEATH BENEFIT

         If benefits under this Article are paid in a form other than a lump sum, any death benefit provisions which would be applicable under the Pension Plan under such circumstances shall also apply to benefits provided by this Article.

                                    ARTICLE V
                       SUPPLEMENTAL SAVINGS PLAN BENEFITS

5.01     SUPPLEMENTAL SAVINGS PLAN CONTRIBUTIONS

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         (a)      If a Participant's contributions under the Savings Plan are limited as a result of the limits under Section 401(a)(17) of the Code, such Participant may participate hereunder by electing, prior to the calendar year in which the election shall become effective, to defer a portion of his Compensation equal to the excess of (i) over (ii), where:

                  (i) is the amount which the Participant would have contributed under the Savings Plan if the definition of compensation under the Savings Plan included Compensation in excess of Section 401 (a)(17) of the Code;

                  (ii) is the amount actually contributed by the Participant under the Savings Plan.

         The amount of Compensation deferred by the Participant pursuant to this paragraph (a) shall be credited to an account established for the Participant under this Plan (his "Supplemental Employee Contribution Account ").

         (b) If a Participant's contributions under the Savings Plan are limited by the restrictions of Section 401(a)(17) of the Code, and the Participant thereby makes Supplemental Employee Contributions pursuant to paragraph (a) above, the Employer shall credit to an account established for the Participant under this Plan (his "Supplemental Company Contribution Account"), an amount equal to the Employer matching: contribution which would have been made pursuant to the Savings Plan if the Participant's Supplemental Employee Contributions had been made pursuant to the Savings Plan.

         The Participant's Supplemental Employee Contribution Account and/or Supplemental Company Contribution Account shall be adjusted at the end of each calendar quarter to reflect a rate of return determined as if such accounts were invested at a rate which is one percent (1%) higher than the prime interest rate as reported by the Wall Street Journal at the beginning of the quarter.

5.02     DISTRIBUTIONS OF SUPPLEMENTAL SAVINGS PLAN BENEFITS

         All payments of benefits to Participants and/or their designated beneficiaries under this Article Y shall be made in a lump sum.

5.03     COMMENCEMENT OF PAYMENT OF SUPPLEMENTAL SAVINGS PLAN BENEFITS

         Benefits shall commence under this Article to a Participant as of the same date that benefits commence to a Participant under the Savings Plan; provided, however, that, in the case of a Participant required to commence benefit payments under the Savings Plan pursuant to Section 401(a)(9) of the Code, benefits shall not commence under this Article until the Participant actually retires.

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5.04     DEATH BENEFIT

         Upon a Participant's death, any amounts set aside in his Supplemental Employee Contribution Account and/or Supplemental Employee Contribution Account shall be distributed to his beneficiary or beneficiaries designated under the Savings Plan.

                                   ARTICLE VI
                                     VESTING

6.01     VESTING

         A Participant shall be vested in his Supplemental Pension Plan benefit, if any. in accordance with the vesting provisions of the Pension Plan. A Participant shall be fully vested at all times in his Supplemental Savings Plan benefits.

                                   ARTICLE VII
                                     FUNDING

7.01     FUNDING

         There is no fund associated with this Plan. The Employer shall be required to make payments only as benefits become due and payable. No person shall have any right, other than the right of an unsecured genera! creditor, against the Employer with respect to the benefits payable hereunder, or which may be payable hereunder, to any Participant, surviving spouse or beneficiary hereunder. If the Employer, acting in its sole discretion, establishes a reserve or other fund associated with this Plan, no person shall have any right to or interest in any specific amount or asset of such reserve or fund by reason of amounts which may be payable to such person under this Plan, nor shall such person have any right to receive any payment under this Plan except as and to the extent expressly provided in this Plan. The assets in any such reserve or fund shall be subject to the control of the Employer, and need not be used to pay benefits hereunder.

                                  ARTICLE VIII
                                 ADMINISTRATION

8.01     DUTIES OF THE PLAN ADMINISTRATOR

         The Plan shall be administered by the Plan Administrator in accordance with its terms and purposes. The Plan Administrator shall determine the amount and manner of payment of the benefits due to or on behalf of each Participant from the Plan and shall cause them to be paid by the Employer accordingly.

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8.02     FINALITY OF DECISIONS

         The Plan Administrator is expressly granted, without intending any limitation, the discretion to construe the terms of the Plan and to determine eligibility for benefits hereunder. The decisions made by and the actions taken by the Plan Administrator in the administration of the Plan shall be final and conclusive on all persons, and neither the Plan Administrator nor the Employer shall be subject to individual liability with respect to the Plan.

                                   ARTICLE IX
                                  MISCELLANEOUS

9.01     NON-GUARANTEE OF EMPLOYMENT

         Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Participant, or as a right of any such Participant to be continued in the employment of the Employer, or as a limitation on the right of the Employer to deal with any Participant, as to their hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though this Plan did not exist.

9.02     RIGHTS UNDER PLAN

         Nothing in this Plan shall be construed to limit, broaden, restrict, or grant any right to a Participant, surviving spouse or any beneficiary thereof under the Pension Plan or Savings Plan ("Qualified Plans"), nor to grant any additional rights to any such person under the Qualified Plans, nor in any way to limit, modify, repeal or otherwise affect the Employer's right to amend or modify the Qualified Plans.

9.03     AMENDMENTS/TERMINATION

         The Employer reserves the right to make from time to time amendments to or terminate this Plan by vote duly adopted by the Board of Directors, provided that no such amendment or termination shall reduce any benefits earned under the terms of this Plan prior to the dale of termination or amendment.

9.04     NONASSIGNABILITY

         The benefits payable under this Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind and any attempt to cause any benefits to he so subjected shall not be recognized, except to the extent required by applicable law.

9.05     ENTIRE AGREEMENT; SUCCESSORS

         This Plan, including any subsequently adopted amendments, shall constitute the entire agreement or contract between the Employer and any Participant regarding the Plan.

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         There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the Employer and any Participant relating to the subject matter hereof, other than those set forth in this Plan. This Plan and any amendment shall be binding on the parties hereto and their respective heirs, administrators, trustees, successors and assigns, and on all designated beneficiaries of the Participant.

9.06     SUCCESSOR COMPANY

         In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which a successor to all or a major portion of the Employer's property or business shall continue this Plan, and the successor shall have all of the powers, duties and responsibilities of the Employer under this Plan.

9.07     GOVERNING LAW

         This Plan shall be construed and enforced in accordance with, and governed by, the Laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, Chase Corporation has caused this instrument to be executed in its name and on its behalf this 1ST day of January, 1994.

                                      CHASE CORPORATION


                                       /s/ Everett Chadwick
                                      --------------------
                                       Treasurer & CFO


Attest:


--------------------------------


         (Seal)

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